Reclassification of prior year amounts	12 Months Ended
Apr. 30, 2025
Reclassification of prior year amounts [abstract]
Reclassification of prior year amounts [Text Block]

9. Reclassification of prior year amounts

To conform to the current year's presentation, the following prior-year net loss and comprehensive loss amounts have been reclassified (reduced/increased) in the comparative 2024 figures:

A decrease General and Administrative expenses by $651,765 and an increase in other expenses by $651,765 from the following lines in the net loss and comprehensive loss:

   $487,069 Foreign exchange loss; and
   $164,696 Transaction costs

This reclassification reflects a change in the classification of certain costs determined to be not directly attributable to operational activities. It does not affect net loss for the year and comprehensive loss, loss per share, or cash flow from operating activities.